Scudder
GNMA
Fund

Annual Report
January 31, 1999


No-Load Funds


A no-load (no sales charges) mutual fund which seeks high current income primarily from U.S. Government guaranteed mortgage-backed ("Ginnie Mae") securities.


SCUDDER        (logo)

                                Scudder GNMA Fund
--------------------------------------------------------------------------------
Date of Inception: 7/5/85    Total Net Assets as of      Ticker Symbol:  SGMSX
                            1/31/99: $393.1 million
--------------------------------------------------------------------------------

o Despite instability in September and October, GNMAs posted a solid performance during the ten-month reporting period. High relative yields and positive supply and demand fundamentals helped the sector to rebound following the turbulence of early autumn.

o The Fund sought to minimize prepayment risk by continuing to focus on GNMAs with lower coupons and reducing exposure to coupons of 8% and higher. Management also emphasized more recently issued mortgages, which are less likely to be refinanced.

o Fundamentals for the mortgage sector remain strong, with low inflation and high relative yields providing reasons for optimism.

o The Fund maintained its four-star rating from Morningstar(TM) for its risk-adjusted performance among 1,505 taxable bond funds as of January 31, 1999^1.


                                Table of Contents

   3  Letter from the Fund's President    14  Notes to Financial Statements
   4  Performance Update                  18  Report of Independent Accountants
   5  Portfolio Summary                   19  Shareholder Meeting Results
   6  Portfolio Management Discussion     20  Officers and Trustees
   9  Investment Portfolio                21  Investment Products and Services
  10  Financial Statements                22  Scudder Solutions
  13  Financial Highlights



^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the taxable bond category, the Fund received a 4-star rating for the three-year period, a 3-star rating for the five-year period and a 4-star rating for the ten-year period among 1,505; 1004; and 372 funds, respectively. Past performance is no guarantee of future results.


                             2 - Scudder GNMA Fund

                        Letter from the Fund's President
Dear Shareholders,

     We are pleased to present the annual report for Scudder GNMA Fund. In the ten-month period ended January 31, 1999, the Fund's total return of 5.87% compared favorably with the 5.96% return of its benchmark, the Lehman Brothers GNMA Index. Using a strategy that involves intensive analysis of both individual securities and the mortgage sector as a whole, the management team effectively guided the Fund through a period that was marked by a worldwide financial crisis in the third quarter of 1998. For more information on the market environment, investment strategy, and outlook of the Fund's management team, please turn to the Portfolio Management Discussion on page 6.

     We believe that Scudder GNMA Fund, with its long-term record of solid performance, is an excellent option for investors seeking monthly income, consistent returns, and relative safety. Backed by the U.S. government, GNMAs can provide healthy yields to investors who are willing to accept a degree of principal fluctuation. Scudder GNMA Fund can serve as a valuable portfolio component for investors seeking exposure to this segment of the fixed-income market.

     For your information, we have changed Scudder GNMA Fund's fiscal year end to January 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder Fund regulatory materials such as shareholder reports and prospectuses. You will now receive July 31 semiannual reports and January 31 annual reports for the Fund.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, which invests in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which focuses on stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds emphasize companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

     Thank you for your continued investment in Scudder GNMA Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder GNMA Fund

                             3 - Scudder GNMA Fund

                    Performance Update as of January 31, 1999

---------------------
Fund Index Comparison
---------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
1/31/99        $10,000       Cumulative     Annual
---------------------------------------------------
Scudder GNMA Fund
---------------------------------------------------
1 Year         $  10,643        6.43%       6.43%
5 Year         $  13,514       35.14%       6.21%
10 Year        $  21,889      118.89%       8.15%
---------------------------------------------------
Lehman Brothers Mortgage GNMA Index
---------------------------------------------------
1 Year         $  10,665        6.65%       6.65%
5 Year         $  14,236       42.36%       7.32%
10 Year        $  23,993      139.93%       9.15%
---------------------------------------------------

------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

             Lehman Brothers
             Mortgage GNMA Index      Scudder GNMA Fund

           '89      10000                   10000
           '90      11289                   11026
           '91      12774                   12410
           '92      14424                   13863
           '93      15885                   15299
           '94      16853                   16197
           '95      16812                   15787
           '96      19412                   18173
           '97      20501                   18901
           '98      22499                   20566
           '99      23993                   21889

                  Yearly periods ended January 31

The unmanaged Lehman Brothers Mortgage GNMA Index is a market value-weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended March 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                          1990      1991      1992      1993       1994      1995      1996      1997       1998  | 1999(a)(b)
------------------------------------------------------------------------------------------------------------------|-------------
Net Asset Value        $ 14.22    $ 14.80   $ 15.07   $ 15.52   $ 14.33    $ 14.07   $ 14.54   $ 14.29   $ 14.81  | $ 14.93
------------------------------------------------------------------------------------------------------------------|-------------
Income Dividends       $  1.26    $  1.23   $  1.24   $  1.29   $  1.12    $   .93   $   .94   $   .93   $   .94  | $   .73
------------------------------------------------------------------------------------------------------------------|-------------
Fund Total Return (%)    11.86      13.26     10.48     11.91     -0.64       4.94     10.20      4.81     10.44  |    5.87
------------------------------------------------------------------------------------------------------------------|-------------
Index Total Return (%)   14.33      13.96     11.77     11.34      1.13       6.26     10.84      6.00     11.15  |    5.96
------------------------------------------------------------------------------------------------------------------|-------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
(a)  For the ten months ended January 31, 1999.
(b) On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from March 31 to January 31.


                              4 - Scudder GNMA Fund

                    Portfolio Summary as of January 31, 1999

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Government National Mortgage
      Association                    91%
      U.S. Treasury Obligations       6%
      Cash Equivalents                3%
   --------------------------------------
                                    100%
   --------------------------------------

   Management increased the Fund's weighting in GNMAs to take advantage of their attractive yields relative to Treasuries.

-------------
GNMA Coupons*
-------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      0-Less than 7%                 28%
      7-Less than 8%                 59%
      8% or greater                  13%
   --------------------------------------
                                    100%
   --------------------------------------
   *Excludes Cash Equivalents and U.S.
    Treasury Obligations

   In order to minimize prepayment risk, exposure to bonds with coupons of 8% and higher was reduced.

------------------
Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      0-5 years                      37%
      5-8 years                      44%
      Greater than 8 years           19%
   --------------------------------------
                                    100%
   --------------------------------------

   The duration of the Fund's mortgage holdings was increased in the period.

For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                              5 - Scudder GNMA Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Richard Vandenburg and Portfolio Manager Scott Dolan discuss Scudder GNMA Fund's strategy and the market environment in the ten-month period ended January 31, 1999.

Q: The bond market has experienced a lot of ups and downs in the past year. How has this affected GNMAs?

A: With a stable interest rate environment as a backdrop, GNMAs performed relatively well in the first half of the year. In September and October, however, mortgages suffered when the global financial crisis sparked a "flight to quality" from higher yielding securities into the relative safety of Treasuries. Although GNMAs are backed by the full faith and credit of the U.S. government, the unwillingness of investors and brokers to add to their positions at the depth of the crisis drained liquidity from the bond market. The decline was further exacerbated by the sharp drop in Treasury yields, which hurt GNMAs by sparking an increase in mortgage refinancing activity.

Since then, market conditions have improved due to several key developments. First, the return of relative stability in the global financial markets reversed the flight into Treasuries, leading to a rise in interest rates that subsequently reduced fears of prepayments. As investors regained their confidence and gradually recovered their tolerance for risk, bonds that are evaluated by their yield spread (the amount by which their yield exceeds that of the comparable Treasury) began to rebound. GNMAs, in particular, offered the attractive combination of high relative yields and strong credit quality. At the same time as investor demand was increasing, supplies were shrinking as higher interest rates slowed the pace of new mortgage issuance. The combination of these factors helped to spark a rebound in GNMAs during the final three months of the reporting period.

Q: You mentioned that lower interest rates can be a negative for GNMAs. Why is this?

A: For an investor to better understand the performance of mortgages, it is helpful to consider them from the standpoint of a homeowner. GNMAs are pools of individual mortgages that pass through interest and principal payments from homeowners, who make their financial decisions based on the prevailing interest rates. If rates fall, as they did in the early autumn, homeowners will tend to refinance their mortgages more frequently, forcing investors to reinvest the proceeds at lower prevailing rates. On the other hand, higher interest rates will reduce the threat of prepayment, but GNMA investors will receive lower returns as the prices of previously issued securities with lower coupon rates decline. As a result, GNMA funds tend to perform best when interest rates are relatively stable, as they were in the first half of the reporting period.

Q: How did the Fund perform in this environment?

A: The Fund posted a total return of 5.87% for the ten-month period ended January 31, compared to the 5.96% return of its unmanaged benchmark, the Lehman Brothers GNMA Index. This performance placed the Fund in the top 29% of the 51 funds tracked by Lipper Analytical Services for the ten month period. As of January 31, Scudder GNMA Fund's 30-day net annualized SEC yield was 4.83%.

                             6 - Scudder GNMA Fund

Q: What is the investment strategy of the Fund?

A: We strive to provide high current income, with an emphasis on total return. We actively manage prepayment risk by analyzing refinancing expectations and adjusting our weighting between "seasoned" mortgages, which tend to have more predictable prepayment characteristics, and those that have been more recently issued. We may also invest in Treasury securities, which offer lower yields but tend to perform better than GNMAs when interest rates are falling.

When managing the portfolio, we employ a top-down approach that focuses on four key factors: the portfolio's sensitivity to changes in interest rates (duration), the allocation between GNMAs and Treasuries, the vintage and seasoning of the bonds, and the Fund's positioning with respect to the yield curve. To identify the strongest securities available, we conduct an intensive analysis of the prepayment expectations of individual bonds, the price relationships among mortgages with different coupons, and projected total return.

Q: How did you position the Fund throughout the year?

A: The changes we made in the portfolio's weighting in Treasuries had a beneficial effect on Fund performance during the reporting period. In the first half of 1998, we took advantage of a stable interest rate environment to invest the portfolio almost entirely in mortgages. By the middle of the year we began to add Treasuries, which helped to counteract the weakness in mortgages during the crises. Seeking to capitalize on the high yields GNMAs were offering by the end of October, we


                             7 - Scudder GNMA Fund
increased the duration of our mortgage position, and reduced it in the Treasury portion. This strategy allowed us to participate in the rally in GNMAs without significantly altering the portfolio weightings. As a result of these decisions, we were able to mitigate the effects of volatility in the bond market as the year progressed.

We have continued to reduce exposure to high-coupon mortgages, which are particularly susceptible to prepayment risk since homeowners are more likely to refinance when the interest rate they are paying exceeds the market rate by a wide margin. In the last five months, we trimmed the Fund's weighting in GNMAs with coupons of 8% or higher from 18% of assets to 13%, and increased exposure to coupons of less than 7% from 21% to 28%. At the end of the period the Fund was overweight in 6% and 6.5% coupon mortgages, which in our view continue to offer an attractive risk-return profile. We have also maintained an emphasis on more recently issued GNMAs, since their refinancing activity is generally slower than that of more seasoned issues.

Q: What is your outlook for GNMAs?

A: Even though mortgages have rebounded in recent months, we remain optimistic on the potential for further gains in the sector. In the aggregate, the U.S. bond market appears attractive on a global basis due to its high real yields in a low inflation environment. GNMAs, in particular, stand to benefit from yields that remain at historically high levels in relation to Treasuries. Although seasonal factors are likely to cause a rise in prepayments as the summer approaches, we are encouraged by the fact that prepayment activity has begun to flatten recently. Looking ahead, the most significant risk to GNMAs is continued strength in the domestic economy, which could potentially lead to inflation and higher interest rates. Over the long-term, however, we believe the relative stability and attractive yields of GNMAs will continue to offer a favorable combination for fixed-income investors.


                               Scudder GNMA Fund:
                          A Team Approach to Investing

  Scudder GNMA Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Richard L. Vandenberg, Lead Portfolio Manager, joined the Adviser as a portfolio manager in 1996, and is responsible for setting the Fund's investment strategy and overseeing security selection for the Fund's portfolio. Prior to 1996, Mr. Vandenberg had been a portfolio manager for several investment management firms for over 22 years. Scott E. Dolan, Portfolio Manager, joined the Adviser in 1989. Mr. Dolan has four years of experience in compliance analysis and account administration and has been a portfolio manager since 1993.


                             8 - Scudder GNMA Fund

                   Investment Portfolio as of January 31, 1999

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
==============================================================================================================================
Repurchase Agreements 2.8%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 1/29/1999
  at 4.7%, to be repurchased at $10,856,250 on 2/1/1999, collateralized by a                                  ----------------
  $10,230,000 U.S. Treasury Note, 6.25%, 2/15/2003 (Cost $10,852,000) ....................    10,852,000            10,852,000
                                                                                                              ----------------
U.S. Treasury Obligations 6.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 8.125%, 8/15/2021 ....................................................     9,250,000            12,562,610
U.S. Treasury Note, 6.125%, 8/15/2007 ....................................................    10,000,000            10,939,100
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $23,276,977)                                                                  23,501,710
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 92.5%*
------------------------------------------------------------------------------------------------------------------------------
6.0% with various maturities to1/20/2029 (b) .............................................    19,691,263            19,445,880
6.5% with various maturities to1/15/2029 (b) (c) .........................................    81,573,152            82,521,521
7.0% with various maturities to1/20/2029 (b) (c) .........................................   121,102,724           124,031,132
7.5% with various maturities to12/15/2028 (b) (c) ........................................    87,548,284            90,434,424
8.0% with various maturities to 9/15/2027 (b) (c) (d) ....................................    45,301,827            47,276,338
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $361,932,618)                                                 363,709,295
------------------------------------------------------------------------------------------------------------------------------

                                                                                               % of
                                                                                            Net Assets
==============================================================================================================================
Total Investment Portfolio (Cost $396,061,595) (a) .......................................    101.3                398,063,005
Other Assets and Liabilities, Net ........................................................     (1.3)                (5,001,692)
                                                                                            -------           ----------------
Net Assets ...............................................................................    100.0                393,061,313
                                                                                            =======           ================

(a) Cost for federal income tax purposes was $396,319,710. At January 31, 1999, net unrealized appreciation for all securities based on tax cost was $1,743,295. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,057,014 and unrealized depreciation for all securities in which there was an excess of tax cost over market value of $313,719.
(b) At January 31, 1999, these pools, in part or in whole, have been segregated to cover when-issued or forward delivery pools.
(c)   When-issued or forward delivery pools included.
(d) At January 31, 1999, these securities have been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(e) At January 31, 1999, open short futures contracts purchased were as follows:

                                                                     Aggregate
         Futures                  Expiration      Contracts        Face Value ($)      Market Value ($)
         -------                  ----------      ---------        --------------      ----------------
         U.S. Treasury Bond       March 1999         108            13,726,602           13,824,000
                                                                                        -----------
         Total unrealized depreciation on open short futures contracts purchased .....      (97,398)
                                                                                        ===========

* The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                              9 - Scudder GNMA Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of January 31, 1999

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $396,061,595) ...................  $ 398,063,005
                 Receivable for investments sold .........................................     39,101,151
                 Receivable for Fund shares sold .........................................         92,940
                 Interest receivable .....................................................      2,719,899
                 Other assets ............................................................         12,419
                                                                                            ----------------
                 Total assets ............................................................    439,989,414
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for when-issued and forward delivery pools ......................     45,656,380
                 Payable for daily variation margin on open futures contracts ............         22,046
                 Payable for Fund shares redeemed ........................................        290,270
                 Dividends payable .......................................................        464,399
                 Accrued management fee ..................................................        214,238
                 Other payables and accrued expenses .....................................        280,768
                                                                                            ----------------
                 Total liabilities .......................................................     46,928,101
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 393,061,313
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on:
                 Investments .............................................................      2,001,410
                 Futures .................................................................        (97,398)
                 Accumulated net realized gain (loss) ....................................    (19,324,201)
                 Paid-in capital .........................................................    410,481,502
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 393,061,313
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($393,061,313 / 26,319,381 outstanding shares of beneficial              ----------------
                   interest, $.01 par value, unlimited number of shares authorized) ......         $14.93
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                             10 - Scudder GNMA Fund

                             Statement of Operations

                                                                            Ten Months
                                                                               Ended
                                                                            January 31,        Year Ended
                                                                               1999             March 31,
Investment Income                                                            (Note E)             1998
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ..............................................  $  22,210,355     $  28,776,301
                                                                          ----------------  ----------------
                 Expenses:
                 Management fee ........................................      2,042,022         2,433,157
                 Services to shareholders ..............................        746,886         1,116,217
                 Trustees' fees and expenses ...........................         26,841            39,469
                 Custodian and accounting fees .........................         71,908           152,741
                 Reports to shareholders ...............................         88,786            76,793
                 Legal .................................................          9,018            51,493
                 Auditing ..............................................         40,582            43,021
                 Registration fees .....................................         29,273            25,834
                 Other .................................................         10,048            33,323
                                                                          ----------------  ----------------
                                                                              3,065,364         3,972,048
               ---------------------------------------------------------------------------------------------
                 Net investment income                                       19,144,991        24,804,253
               ---------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...........................................      1,904,570         7,829,007
                 Futures ...............................................        (56,982)         (131,395)
                                                                          ----------------  ----------------
                                                                              1,847,588         7,697,612
                 Net unrealized appreciation (depreciation) during
                   the period on:
                 Investments ...........................................      1,496,118         5,949,281
                 Futures ...............................................       (105,048)            7,650
                                                                          ----------------  ----------------
                                                                              1,391,070         5,956,931
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                   3,238,658        13,654,543
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting
                   from operations                                        $  22,283,649     $  38,458,796
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                             11 - Scudder GNMA Fund

                       Statements of Changes in Net Assets

                                                                            Ten Months
                                                                              Ended
                                                                            January 31,
                                                                               1999             Years Ended March 31,
Increase (Decrease) in Net Assets                                            (Note E)           1998             1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $ 19,144,991      $ 24,804,253     $ 26,152,397
                 Net realized gain (loss) from investment
                   transactions ........................................     1,847,588         7,697,612          248,489
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ...........     1,391,070         5,956,931       (7,140,110)
                                                                         ----------------  ---------------- ----------------
                 Net increase (decrease) in net assets resulting
                   from operations .....................................    22,383,649        38,458,796       19,260,776
                 Distributions to shareholders from net
                   investment income ...................................   (19,144,991)      (24,804,253)     (26,152,397)
                                                                         ----------------  ---------------- ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................    74,346,313        73,746,402       70,592,166
                 Net asset value of shares issued to shareholders
                   in reinvestment of distributions ....................    14,012,577        18,027,356       18,819,045
                 Cost of shares redeemed ...............................   (90,981,055)      (95,991,645)    (124,343,431)
                                                                         ----------------  ---------------- ----------------
                 Net increase (decrease) in net assets from Fund
                   share transactions ..................................    (2,622,165)       (4,217,887)     (34,932,220)
                                                                         ----------------  ---------------- ----------------
                 Increase (decrease) in net assets .....................       616,493         9,436,656      (41,823,841)
                 Net assets at beginning of period .....................   392,444,820       383,008,164      424,832,005
                                                                         ----------------  ---------------- ----------------
                 Net assets at end of period ...........................  $393,061,313      $392,444,820     $383,008,164
                                                                         ----------------  ---------------- ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............    26,503,842        26,796,857       29,220,534
                                                                         ----------------  ---------------- ----------------
                 Shares sold ...........................................     4,984,258         5,020,317        4,875,126
                 Shares issued to shareholders in reinvestment of
                   distributions .......................................       939,252         1,225,867        1,300,541
                 Shares redeemed .......................................    (6,107,971)       (6,539,199)      (8,599,344)
                                                                         ----------------  ---------------- ----------------
                 Net increase (decrease) in Fund shares ................      (184,461)         (293,015)      (2,423,677)
                                                                         ----------------  ---------------- ----------------
                 Shares outstanding at end of period ...................    26,319,381        26,503,842       26,796,857
                                                                         ----------------  ---------------- ----------------

    The accompanying notes are an integral part of the financial statements.


                             12 - Scudder GNMA Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                    Ten Months
                                                      Ended
                                                    January 31,
                                                       1999                        Years Ended March 31,
                                                     (Note E)       1998        1997       1996        1995      1994(b)
----------------------------------------------------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------
Net asset value, beginning of period ............    $14.81       $ 14.29     $ 14.54    $ 14.07     $ 14.33     $ 15.52
                                                   -------------------------------------------------------------------------
Income from investment operations:
Net investment income ...........................       .73           .94         .93        .94         .93        1.12
Net realized and unrealized gain (loss) on
  investment transactions .......................       .12           .52        (.25)       .47        (.26)      (1.19)
                                                   -------------------------------------------------------------------------
Total from investment operations ................       .85          1.46         .68       1.41         .67        (.07)
                                                   -------------------------------------------------------------------------
Less distributions from:
Net investment income ...........................      (.73)         (.94)       (.93)      (.94)       (.92)      (1.12)
Tax return of capital ...........................        --            --          --         --        (.01)         --
                                                   -------------------------------------------------------------------------
Total distributions .............................      (.73)         (.94)       (.93)      (.94)       (.93)      (1.12)
                                                   -------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------
Net asset value, end of period ..................    $14.93       $ 14.81     $ 14.29    $ 14.54     $ 14.07     $ 14.33
                                                   -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................      5.87**       10.44        4.81      10.20        4.94        (.64)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........       393           392         383        425         429         544
Ratio of operating expenses to average daily
  net assets (%) ................................       .94*         1.02         .96        .94         .95         .87
Ratio of net investment income to average
  daily net assets (%) ..........................      5.87*         6.38        6.44       6.45        6.65        7.35
Portfolio turnover rate (%) .....................     280.8(a)*     197.2(a)    188.0      157.8       220.5(a)    272.1(a)

(a) The portfolio turnover rates including mortgage dollar roll transactions were 289.9%, 250.8%, 255.4% and 392.5% for the periods ended January 31, 1999, March 31, 1998, 1995 and 1994, respectively.
(b) Per share amounts have been calculated using monthly average shares outstanding.
*     Annualized
**    Not annualized


                             13 - Scudder GNMA Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the ten months ended January 31, 1999, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities and purchased interest rate futures to manage the duration of the portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.


                             14 - Scudder GNMA Fund

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee, or alternatively, a lower price for the security upon its repurchase.

The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $18,017,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2003, the expiration date. In addition, from November 1, 1998 through January 31, 1999, the Fund incurred approximately $1,150,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended January 31, 2000.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. Therefore, the Fund intends to distribute these amounts to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.


                             15 - Scudder GNMA Fund

                      B. Purchases and Sales of Securities

During the ten months ended January 31, 1999, purchases and sales of investment securities (excluding short-term investments, mortgage dollar roll transactions and direct U.S. Government obligations) aggregated $612,807,392 and $639,057,692, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $29,336,793 and $29,364,020, respectively. Purchases and sales of direct U.S. Government obligations aggregated $291,880,410 and $279,793,332, respectively. During the year ended March 31, 1998, purchases and sales of investment securities (excluding short-term investments, mortgage dollar roll transactions and direct U.S. Government obligations) aggregated $721,728,275 and $718,605,250, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $252,982,540 and $253,820,092, respectively. Purchases and sales of direct U.S. Government obligations aggregated $22,165,806 and $12,214,562, respectively.

The aggregate face value of futures contracts opened and closed during the ten months ended January 31, 1999 was $312,633,386 and $301,905,384, respectively. The aggregate face value of futures contracts opened and closed during the year ended March 31, 1998 was $31,328,953 and $28,330,353, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of the Fund's average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the ten months ended January 31, 1999, the fees pursuant to these agreements amounted to $2,042,022, of which $214,238 is unpaid at January 31, 1999. This was equivalent to an annualized effective rate of 0.63% of the Fund's average daily net assets. For the year ended March 31, 1998, the fees pursuant to these agreements amounted to $2,433,157, which was equivalent to an annualized effective rate of 0.63% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries plc ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the ten months ended January 31, 1999, the amount charged to the Fund by SSC aggregated $485,001, of which $96,549 is unpaid at January 31, 1999. For the year ended March 31, 1998, the amount charged to the Fund by SSC aggregated $597,013.


                             16 - Scudder GNMA Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the ten months ended January 31, 1999, the amount charged to the Fund by STC aggregated $146,387, of which $28,190 is unpaid at January 31, 1999. For the year ended March 31, 1998, the amount charged to the Fund by STC aggregated $170,217.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the ten months ended January 31, 1999, the amount charged to the Fund by SFAC aggregated $69,236, of which $7,612 is unpaid at January 31, 1999. For the year ended March 31, 1998, the amount charged to the Fund by SFAC aggregated $68,114.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At January 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $25,190. At March 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $111,455.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the ten months ended January 31, 1999, Trustees' fees and expenses aggregated $26,841. For the year ended March 31, 1998, Trustees' fees and expenses aggregated $39,469.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               E. Year End Change

On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from March 31 to January 31.


                             17 - Scudder GNMA Fund

                        Report of Independent Accountants

To the Trustees and the Shareholders of Scudder GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder GNMA Fund (the "Fund") at January 31, 1999, the results of its operations for the ten months then ended and for the year ended March 31, 1998, the changes in its net assets for the ten months ended January 31, 1999 and for each of the two years in the period ended March 31, 1998, and the financial highlights for the ten months ended January 31, 1999 and for each of the five years in the period ended March 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
March 12, 1999


                             18 - Scudder GNMA Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder GNMA Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        15,363,223           536,003           659,976              0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        13,973,459           788,115           925,806           871,822





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                             19 - Scudder GNMA Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Richard L. Vandenberg*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                             20 - Scudder GNMA Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                             21 - Scudder GNMA Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             22 - Scudder GNMA Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             23 - Scudder GNMA Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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